CONFORMED SUBMISSION TYPE:            PRE 14A
FILER:

          COMPANY DATA:
          COMPANY CONFORMED NAME:                 Impulse Media Technologies Inc
          CENTRAL INDEX KEY:                      0001093800

          STANDARD INDUSTRIAL CLASSIFICATION:     SERVICES-BUSINESS
          SERVICES
                                                  NEC [7389]

          IRS NUMBER:                             912015608
          STATE OF INCORPORATION:                         CO
          FISCAL YEAR END:                                0228

          FILING VALUES:

               FORM TYPE:             PRE 14A
               SEC ACT:                           1934 Act
               SEC FILE NUMBER:                   000-27199
               FILM NUMBER:

          BUSINESS ADDRESS:
               STREET 1:              Suite 566 - 10 27 Davie Street
               STREET 2:
               CITY:                  Vancouver, BC, Canada, V6E 4L2

          MAIL ADDRESS:
               STREET 1:              Suite 566 - 10 27 Davie Street
               STREET 2:
               CITY:                  Vancouver, BC, Canada, V6E 4L2

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                         (X)
Filed by a Party other than the Registrant      ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )  Definitive  Proxy  Statement
( )  Definitive  Additional  Materials
( )  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
     240.14a-12

                        IMPULSE MEDIA TECHNOLOGIES, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

( )  Fee paid previously with preliminary materials.

(  ) Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

Impulse Media Technologies, Inc.
Suite 566-1027 Davie Street
Vancouver, British Columbia V6E 4L2

September 25, 2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Impulse Media Technologies, Inc., which will be held on November 10, 2002 at 3:00 p.m., Eastern Standard Time at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

Details of the business to be conducted at the annual meeting are given in the Attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                                Sincerely,

                                                /s/ Steve Spanis

                                                STEVE SPANIS
                                                President

IMPULSE MEDIA TECHNOLOGIES, INC.
Suite 566-1027 Davie Street
Vancouver, British Columbia V6E 4L2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 25, 2002

To the Shareholders:

Notice is Hereby given that the Annual Meeting of the holders of shares of Common Stock of Impulse Media Technologies, Inc. (the "Common Stock") will be held on November 10, 2002 at 3:00 p.m., Eastern Standard Time at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

The meeting is to be held for the following purposes:

     1.   To ratify the election of directors.
     2.   To approve a 1-for-50 reverse stock split.
     3. To approve a change in the company's name from "IMPULSE MEDIA TECHNOLOGIES INC." to "NAPOLI ENTERPRISES, INC.".
     4. To amend the company's by-laws to reduce the minimum required number of directors on its board of directors from TWO to ONE.
     5. To amend the company's articles of incorporation to increase the amount of authorized capital from 100,000,000 to 500,000,000 shares of common stock.
     6.   To ratify the appoint Miller & McCollom as auditors.
     7.   To appoint an audit committee.
     8. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on September 25, 2002 are entitled to notice of, and to vote at, this meeting.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                        /S/ Steve Spanis
                                        Steve Spanis, President, Secretary

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.


IMPULSE MEDIA TECHNOLOGIES, INC
Suite 566-1027 Davie Street
Vancouver, British Columbia V6E 4L2

September 25, 2002


PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2002

This Proxy Statement, which was first mailed to shareholders on or about September 28, 2002 is furnished in connection with the solicitation of proxies by the Board of Directors of Impulse Media Technologies, Inc. (the "Company" or "Impulse Media"),to be voted at the annual meeting of the shareholders of the Company (the"Annual Meeting"), which will be held November 10, 2002 at 3:00 p.m., Eastern Standard Time at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

The meeting is to be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on September 25, 2002 will be entitled to vote at the meeting on the basis of one vote for each share held. On September 25, 2002, there were 81,107,983 shares of common stock outstanding, held of record by approximately 85 shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.


MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held November 10, 2002 at 3:00 p.m., Eastern Standard Time at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on September 25, 2002 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 81,107,983 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 85 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mail, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefore, including the cost of printing and mailing this Proxy Statement and related materials. Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Steve Spanis, President, at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea


PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to:

     1.   To ratify the election of directors.
     2.   To approve a 1-for-50 reverse stock split.
     3. To approve a change in the company's name from "IMPULSE MEDIA TECHNOLOGIES INC." to "NAPOLI ENTERPRISES, INC.".
     4. To amend the company's by-laws to reduce the minimum required number of directors on its board of directors from TWO to ONE.
     5. To amend the company's articles of incorporation to increase the amount of authorized capital from 100,000,000 to 500,000,000 shares of common stock.
     6.   To ratify the appointment of Miller & McCollom as our auditors.
     7.   To appoint an audit committee.
     8. To transact such other business as may properly come before the meeting.


VOTE REQUIRED

A majority (50.1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. Nominees receiving the highest number of votes will be elected to the board of directors. Shareholders will be permitted to vote all of their shares on each respective nominee put forward for a directorship. The affirmative vote of a majority of the shares represented in person or by proxy will be necessary in order to approve the other items of business, listed as items 2-6 above.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR approval of any proposed amendment to the Company's articles of incorporation and FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware).

Under the rules of the NASD, brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy;
(2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

PROPOSAL 1
----------

ELECTION OF DIRECTORS
---------------------

Directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.


NOMINEES

Name                Age        Appointed  to  Office
----                ---        ---------------------
Steve Spanis        44          June 2002

STEVE SPANIS is the sole director of the Company and its President. He also holds all other management positions with the Company, except for the position of Vice-President of Finance, which is held by Mr. John Dawe. Mr. Spanis has held his current positions with the company since June of 2002.

Mr. Spanis is 44 years old and will be 45 this November. His education includes a Bachelor of Science degree from Macmaster University in Hamilton, Ontario, Canada (majoring in Chemistry and Physics), a Diploma from the Canadian Institute of Management, as well as several continuing education certificates in various areas of property and construction management and personal development.


INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") does not have a compensation committee. Part of the business of this meeting is to appoint an audit committee.

This is the Company's first annual meeting of shareholders since becoming a public reporting company. The current directors do not receive any compensation from the Company.

Some past directors and officers of the company, as well as one current officer (John Dawe) have received compensation in the form of salary, stock and/or options. The following table shows what salary, stock and options were granted during the last fiscal year to directors and officers:

Name and Position                       Salary (*)    Stock (**)    Options(***)
-----------------                       ----------    ----------    ------------
Ted Boyle, President, Director (1)       $45,693       1,200,000       600,000

Eric Hawthorne, Director (2)              51,671         950,000       500,000

Ken Ross, VP Business Development (3)     22,181         250,000       450,000

John Dawe, VP Finance (4)                 36,188          50,000       450,000

     (1) Mr. Boyle resigned from his positions as director and officer in June, 2002.
     (2) Mr. Hawthorne resigned from his positions as director and officer in June, 2002.
     (3) Mr. Ross resigned from his position as officer of the company in June, 2002.
     (4)  Mr. Dawe has remained with the company as VP of Finance.

*    Amount represents salary actually received by individual for year ending
     02/28.
**   Amount represents stock actually received by individual for year ending
     02/28.
*** As per stock option plan, discussed below. For those directors and officers that resigned in June of 2002 (except John Dawe), the stock option plan allows six months from the date of resignation to exercise the options. Options were granted and vested as per the following table:

Name:           Options awarded:   Exercise Price:      Term:     Vesting Date:
-----           ----------------   ---------------      -----     -------------

Ted Boyle            600,000           US$0.10        10 years    March 14, 2002
John Dawe            450,000           US$0.10        10 years    March 14, 2002
Eric Hawthorne       500,000           US$0.10        10 years    March 14, 2002
Ken Ross             450,000           US$0.10        10 years    March 14, 2002

No additional stock or options have been granted for the current year up to September 25, 2002. No salaries were paid or remain outstanding for the current year, except to Mr. John Dawe, who remains the company's VP of finance. Mr. Dawe's salary is $20,000 per year.

Options
-------

The company initiated a stock option plan in 2002 to provide a means by which the company could attract, reward, and retain services or advice of current or future employees, officers, directors, and agents of the Company and its subsidiaries and to provide added incentives to them by encouraging stock ownership in the Company. In June of 2002, the plan was suspended by the Board of directors. It is intended that, after all of the options issued above are exercised or expire, the board of directors will terminate the stock option plan. Some stock options were granted prior to suspension of the plan to certain directors and officers, as disclosed in the "INFORMATION REGARDING THE BOARD"
section immediately above.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.

PROPOSAL 2
----------

APPROVAL OF 1-FOR-50 REVERSE STOCK SPLIT/CONSOLIDATION OF THE COMPANY'S
-----------------------------------------------------------------------
OUTSTANDING COMMON SHARES
-------------------------

Proposal 2 is to approve a 1-for-50 reverse split/stock consolidation whereby shareholders owning the Company's common stock will see the number of their shares held reduced to 2% of its current number. This means that the 81,107,983 shares outstanding as of the record date of September 25, 2002 will be reduced to approximately 1,622,160. Approval of this reverse stock split will effectively reduce the number of shares held by each shareholder as well as the total number of shares outstanding. No changes in preferences will be made to any securities issued by the Company and the percentage of outstanding shares owned by each shareholder prior to the reverse split will remain the same. The Board believes that it would be appropriate to conduct this reverse split to raise the price for its common shares by the proportional share reduction, possibly creating more interest in the Company's stock by potential investors.

The aggregate number and class of shares for which options have been granted under the Company stock option plan (discussed above) the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted with the reverse stock split.

You have an opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the reverse stock split.

For the reasons described above, the board recommends a vote in favor of the reverse stock split.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.



PROPOSAL 3
----------

APPROVAL OF A CHANGE IN THE COMPANY'S NAME FROM "IMPULSE MEDIA TECHNOLOGIES
---------------------------------------------------------------------------
INC." TO "NAPOLI ENTERPRISES INC.".
-----------------------------------

Proposal 3 is to change the company's name from "IMPULSE MEDIA TECHNOLOGIES INC." to "NAPOLI ENTERPRISES, INC.". Changing the company's name necessitate a change of the company's articles of incorporation, which, in turn, requires a shareholder vote. The company's board recommends a vote in favor of the change to reflect the company's new business direction, which will move away from the technology sector and toward property management and resource exploration.

You have an opportunity to vote in favor or against this name change by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the name change.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.

PROPOSAL 4
----------

AMENDMENT OF THE COMPANY'S BY-LAWS TO REDUCE THE MINIMUM REQUIRED NUMBER OF
---------------------------------------------------------------------------
DIRECTORS ON ITS BOARD OF DIRECTORS FROM TWO TO ONE.
----------------------------------------------------

Proposal 4 is to change the company's by-laws to allow the Board of Directors to be comprised of only one individual, as opposed to the current minimum of two. The company currently has two directors, Mr. Steve Spanis and Mr. Kurt Dohlen. Mr. Dohlen has expressed a desire to resign from the board, and no suitable replacement for Mr. Dohlen appears to be available at this time. Mr. Dohlen's resignation from the board will take effect pending the approval of this proposal. As Mr. Dohlen has expressed a desire to resign from the board, the board recommends a vote in favor of approval.

You have an opportunity to vote in favor or against the reduction in the allowable number on the board of directors by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the reduction.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.



PROPOSAL 5
----------

AMENDING THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF
--------------------------------------------------------------------------
AUTHORIZED CAPITAL FROM 100,000,000 TO 500,000,000 SHARES OF COMMON STOCK.
--------------------------------------------------------------------------

Proposal 5 is to increase the amount of authorized capital from 100,000,000 to 500,000,000 shares of common stock, which will allow the company to issue up to approximately 400,000,000 more shares if it deems appropriate. An increased authorized capital base will allow the company more room to issue new stock, but will also subject the shareholders to greater potential dilution of their existing stock ownership if more stock is ultimately issued. As the company has experienced extremely poor performance in the technology field, and will be making a shift to property management and resource exploration, the board of directors feels it will need this increase in authorized capital to assist with the raising of new money. Moreover, the company will need more authorized capital to pay off existing debts, which it may elect to do through the issuance of more stock.

You have an opportunity to vote in favor or against this increase in authorized capital by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the increase.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.

PROPOSAL 6
----------

TO RE-APPOINT MILLER & MCCOLLOM CPAs AS THE COMPANY'S AUDITORS
--------------------------------------------------------------

Miller & McCollom has been the company's auditor since July 20, 2001 and has provided the Company with exceptional service in a cost efficient and timely manner.

You have an opportunity to vote in favor or against re-appointment of Miller & McCollom as the company's auditors by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the appointment.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.



PROPOSAL 7
----------

TO APPOINT MR. STEVE SPANIS AS CHAIR OF THE AUDIT COMMITTEE OF THE COMPANY
--------------------------------------------------------------------------

For more information about Mr. Steve Spanis, see "Proposal 1", above.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.



MARKET PRICES AND DIVIDEND INFORMATION
--------------------------------------

The Common Stock of the Company is traded on the NASD OTC Bulletin Board under the trading symbol "IMTI.OB". As of September 25, 2002, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board were both $.02 per common share.

As of September 25, 2002 there were approximately 85 record holders of the Company's common stock.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The following table sets forth information regarding sales prices for our Common Stock since June 24, 2002:

          Date       Open    High   Low     Close      Volume     Adj. Close*
       ---------     ----    ----   ----    -----      ------     -----------
       Sep-23-02     0.02    0.02   0.02     0.02      10,000        0.02
       Sep-17-02     0.02    0.02   0.02     0.02       3,000        0.02
       Sep-05-02     0.03    0.03   0.03     0.03       3,000        0.03
       Aug-30-02     0.03    0.03   0.02     0.02      25,000        0.02
       Aug-29-02     0.03    0.03   0.03     0.03       6,000        0.03
       Aug-20-02     0.03    0.03   0.03     0.03      10,000        0.03
       Aug-15-02     0.02    0.02   0.02     0.02       1,400        0.02
       Aug-13-02     0.02    0.02   0.02     0.02       7,000        0.02
       Jul-26-02     0.02    0.02   0.02     0.02       2,500        0.02
       Jul-23-02     0.02    0.02   0.02     0.02       5,000        0.02
       Jul-12-02     0.02    0.02   0.02     0.02       5,000        0.02
       Jul-09-02     0.02    0.02   0.02     0.02      12,500        0.02
       Jul-08-02     0.03    0.03   0.02     0.03      15,000        0.03
       Jul-05-02     0.03    0.04   0.03     0.04      10,000        0.04
       Jul-02-02     0.03    0.03   0.03     0.03      20,000        0.03
       Jun-28-02     0.03    0.03   0.03     0.03       1,100        0.03
       Jun-26-02     0.03    0.03   0.03     0.03       1,100        0.03
       Jun-24-02     0.03    0.03   0.03     0.03       5,000        0.03

As on September 25, 2002, the following table shows the most recent bid and ask prices for the company stock, and shows the range for the company over the last year:


            IMPULSE MEDIA (OTC BB:IMTI.OB) - Trade: Choose Brokerage
                                                    ----------------

  Last Trade                  Change            Prev Cls     Open       Volume
Sep 23  0.02               0.00 (0.00%)           0.02        N/A         0

 Day's Range          Bid            Ask          P/E       Mkt Cap    Avg Vol
  N/A - N/A          0.015          0.025         N/A        220K       2,181

 52-wk Range        Bid Size      Ask Size        P/S       Div/Shr    Div Date
 0.02 - 0.38         5,000          5,000        5.24        0.00        N/A

1y Target Est      EPS (ttm)       EPS Est        PEG        Yield      Ex-Div
     N/A              0.00           N/A          N/A         N/A        N/A

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the Company's knowledge, only our President Steve Spanis beneficially owns more than ten percent (10%) of the outstanding shares of the Company's common stock as of September 25, 2002 or as of a date of the filing by any such person of a Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

The above information is based on 81,107,983 shares of common stock outstanding as of September 25, 2002.


SECURITY OWNERSHIP OF CERTAIN MANAGEMENT OF THE COMPANY

The following table sets forth information, as of September 25, 2002, concerning the Company's common stock owned by: (i) each director; (ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 2002 and were serving as executive officers at the end of fiscal 2002; and (iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.


Title of  Name and address of            Amount and Nature          Percentage
Class     Beneficial Owner               of Beneficial Ownership    of Class (1)
--------  -----------------------------  -----------------------    ------------
 Common   Steve Spanis                    60,639,900 shares            74.8%
          Box 140, Jolly Harbor           Beneficially Owned (2)
          St. Mary's Parrish
          Antigua & Barbuda, WI

 Common   Kurt Dohlen                     3,300,000 shares              4.1%
          Suite 9-2021 Appleton St.       Beneficially owned (3)
          Long Beach, CA, USA
          90803
--------------------------------------------------------------------------------
Common    All Directors and Officers as
          a group (2 persons)             64,089,900 shares            78.9%
--------------------------------------------------------------------------------

Notes:

     (1) Percentage is calculated based upon 81,107,983 outstanding common shares at September 25, 2002.
     (2) Eagle Harbour Management Inc., of Nevis, owns the 60,639,900 shares in the company, and Steve Spanis is the beneficial owner and director of Eagle Harbour.
     (3) The Longhouse Sargent Investment Trust, of which Kurt S. Dohlen is a beneficiary, enjoys legal ownership of said securities.

ADDITIONAL INFORMATION


INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Miller & McCollom, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries from their appointment to the most recent quarter ended May 31, 2002. Such financial statements can be found in the Company's 10-KSB filed on July 15, 2002 and in the Company's 10-QSB filed on July 19, 2002, both of which are incorporated by reference in this Proxy Statement.


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

     (i) the Company's Registration Statement filed on Form 10-SB with the Commission on August 31, 1999;

     (ii) the Company's Annual Report filed on Form 10-KSB with the Commission on July 15, 2002;

     (iii) the Company's Quarterly Report filed on Form 10-QSB with the Commission on July 19, 2002; and

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."


ANNUAL MEETING
--------------

The 2002 Annual Meeting of Shareholders of the Company will be held on November 10, 2002 at 3:00 p.m., Eastern Standard Time, at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

OTHER MATTERS
-------------

The Board, as of September 25, 2002 was not aware of any matters to be presented for action at the Annual Meeting and does not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's Quarterly Report on Form 10-QSB for the period ended May 31, 2002 and the Company's 2002 Annual Report on Form 10-KSB, incorporating the Company's audited financial statements for the fiscal year ended February 28, 2002, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to the Secretary of the Company, Steve Spanis, and addressed to:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

By Order of the Board of Directors
of Impulse Media Technologies, Inc.




/S/ STEVE SPANIS
------------------------
STEVE SPANIS
President
IMPULSE MEDIA TECHNOLOGIES, INC. PROXY
--------------------------------------

FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF IMPULSE MEDIA TECHNOLOGIES INC., THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steve Spanis with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held on November 10, 2002 at 3:00 p.m., Eastern Standard Time at:

Suite #4, Main & Prince Williams Streets,
Charlestown, Nevis, St. Kitts & Nevis,
East Caribbean Sea

and at any adjournments thereof.

Please mark your votes as indicated [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 through 7.


     1.   Election of directors: Steve Spanis.

               FOR  Election            NOT FOR Election
               of director              of director
                 [ ]                      [ ]


     2.   Approval of 1-for-50 reverse stock split/consolidation.

               FOR reverse split           NOT FOR reverse split
                 [ ]                         [ ]


     3. Approval of change in the company's name from "IMPULSE MEDIA TECHNOLOGIES INC." to "NAPOLI ENTERPRISES, INC.".

               FOR name change             NOT FOR name change
                 [ ]                          [ ]


     4. Approve amendment to company by-laws to reduce the minimum required number of directors on its board of directors from TWO to ONE.

               FOR reduction of minimum           NOT FOR reduction of minimum
               number of directors required       number of directors required
                 [ ]                                [ ]


     5. Approve amendment to the company's articles of incorporation to increase the amount of authorized capital from 100,000,000 to 500,000,000 shares of common stock.

               FOR increase in authorized        NOT FOR increase in authorized
               capital                           capital
                 [ ]                               [ ]

     6.   Approve re-appointment of Miller & McCollom as our auditors

               FOR Appointment             NOT FOR Appointment
               of Miller & McCollom        of Miller & McCollom
                 [ ]                         [ ]


     7. Approve appointment of Steve Spanis as Chair of the Audit Committee of the Company

               FOR Appointment             NOT FOR Appointment
               of Steve Spanis as          of Steve Spanis as
               Audit Committee Chair       Audit Committee Chair
                 [ ]                         [ ]


IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.





Dated: __________________,2002





---------------------------                ---------------------------
Signature                                  Signature (for joint tenant, if
                                           applicable)





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Print Name                                 Print Name